Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 11, 2026, by and among TRILOGY METALS INC., a corporation organized and existing under the laws of the Province of British Columbia, Canada (the “Company”), and the UNITED STATES DEPARTMENT OF DEFENSE (also referred to herein as the “Department of War” or the “Initial Investor,” and together with its successors and any Permitted Holders that becomes a party hereto pursuant to, and in accordance with, Section 13(c), the “Investors” and each, an “Investor”).

WHEREAS, the Company and the Initial Investor entered into an Investment Agreement, dated as of August 28, 2026 (the “Investment Agreement”), pursuant to which the Company agreed to sell to the Initial Investor, and the Initial Investor agreed to purchase from the Company, units of the Company, with each unit comprised of one common share, without par value (the “Common Shares”), and three-quarters of one warrant (the “Warrants”), each full warrant exercisable to acquire a Common Share, on the terms and subject to the conditions set forth in the Investment Agreement;

WHEREAS, the Initial Investor and South32 International Investment Holdings Pty. Ltd., a company existing under the Laws of Australia (“South32”), entered into a Transaction Agreement, dated as of August 28, 2026 (the “South32 Transaction Agreement”), pursuant to which South32 agreed to sell to the Initial Investor, and the Initial Investor agreed to purchase from South32, (i) 8,215,570 Common Shares of the Company; and (ii) a 10-year call option (the “Call Option”) to acquire 6,161,678 Common Shares of the Company at a strike price of $0.01 per Common Share, on the terms and subject to the conditions set forth in the South32 Transaction Agreement; and

WHEREAS, it is a condition to the closing of the transactions contemplated by the Investment Agreement (the “Closing”) that the Company and the Initial Investor enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained in this Agreement, and intending to be legally bound by this Agreement, the Company and the Initial Investor agree as follows:

Section 1.       Definitions. Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings given such terms in the Investment Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Adverse Disclosure” means the public disclosure of material non-public information that, in the good faith judgment of the independent members of the Board (after consultation with the Investors and legal counsel), (i) would be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading under applicable securities laws, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement and (iii) the Company has a bona fide business purpose for not disclosing publicly.

“affiliate” of a specified person means a person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

“Blackout Period” shall have the meaning set forth in Section 2(c).

“Blackout Period Payment Date” shall have the meaning set forth in Section 2(c).

“Block Trade” means a registered offering and/or sale of Registrable Securities by any Investor on a coordinated or underwritten basis commonly known as a “block trade” or “bought deal” (whether firm commitment or otherwise) not involving a roadshow or other substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than Saturday, Sunday or a statutory holiday when banks are not open in New York, New York or Vancouver, British Columbia.

“Closing” shall have the meaning set forth in the recitals of this Agreement.

“Common Shares” shall have the meaning set forth in the recitals of this Agreement.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, partnership interests or other ownership interests, as trustee or executor, by contract or credit arrangement or otherwise.

“Cut Back Shares” shall have the meaning set forth in Section 2(e). “Effectiveness Deadline” shall have the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Federal Government” means the United States government or any department, instrumentality or agency thereof, and any state government or any department, instrumentality or agency thereof, other than the Initial Investor.

“Filing Deadline” shall have the meaning set forth in Section 2(a).

“Indemnified Party” shall have the meaning set forth in Section 9(c).

“Indemnifying Party” shall have the meaning set forth in Section 9(c).

“Initial Investor” shall have the meaning set forth in the preamble of this Agreement.

“Initial Registration Statement” shall have the meaning set forth in Section 2(a).

“Inspectors” shall have the meaning set forth in Section 7(k).

“Investment Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Investor(s)” shall have the meaning set forth in the preamble of this Agreement.

“Investor Indemnitee” shall have the meaning set forth in Section 9(a).

“Investors’ Counsel” shall have the meaning set forth in Section 6(b).

“Law” means any U.S. or non-U.S. law, including any statute, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order of a Governmental Authority of competent jurisdiction.

“Non-Party Affiliates” shall have the meaning set forth in Section 13(j).

“Other Securities” shall have the meaning set forth in Section 4(a).

“Permitted Holders” means (i) (a) the Federal Government, (b) any department, agency, instrumentality or other entity of the Federal Government, or (c) any Affiliate of any of the foregoing, in each case holding Registrable Securities as a result of one or more transfers, dispositions or distributions by the Initial Investor or any Person described in clauses (a), (b) or (c), and (ii) any successor entity of the Initial Investor or any Person described in clause (i).

“Person” shall have the meaning set forth in the Investment Agreement.

“Piggyback Notice” shall have the meaning set forth in Section 4(a).

“Piggyback Registration” shall have the meaning set forth in Section 4(a).

“Principal Trading Market” means the national securities exchange(s) or other trading market(s) on which the Common Shares are primarily listed on and quoted for trading, which, as of the date hereof, shall be the Exchanges.

“prospectus” means the prospectus included in a registration statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a registration statement, and all other amendments and supplements to the prospectus, including post-effective amendments.

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (i) filing a registration statement with the SEC in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement by the SEC or (ii) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement.

“Registrable Securities” means (i) Common Shares issued pursuant to the Investment Agreement, (ii) Common Shares sold pursuant to the South32 Transaction Agreement, including all Common Shares sold to the Investor upon exercise of the Call Option, (iii) Warrant Shares issuable (directly or indirectly) upon exercise of the Warrants, (iv) any Common Shares hereafter acquired by an Investor or any Permitted Holder thereof, including, for the avoidance of doubt, any Common Shares issuable (directly or indirectly) upon exercise of the Warrants and any Common Shares issuable (directly or indirectly) upon the exercise of the Call Option, (v) any Common Shares acquired by any Affiliate of the Investors, including the Federal Government, directly or indirectly from the Investors or another Permitted Holder thereof and which shares were originally acquired in connection with the Investment Agreement or the South32 Transaction Agreement, and (vi) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the Common Shares referenced in clauses (i) through (v) above; provided that the term “Registrable Securities” shall exclude in all cases any securities (x) that are sold pursuant to an effective registration statement under the Securities Act or publicly resold in compliance with Rule 144, or (y) that shall have ceased to be outstanding. Solely for purposes of determining at any time whether any Registrable Securities are then held, outstanding or transferred, the Warrant shall be treated on an as-exercised basis (without regard to any limitation on conversion in the Warrant), as Registrable Securities.

“Registration Expenses” shall mean, with respect to any registration and without limitation, (i) all SEC, stock exchange, FINRA and other registration and filing fees, (ii) all fees and expenses of compliance with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with blue sky qualifications of Registrable Securities as may be set forth in any underwriting agreement), all word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants, fees paid to other Persons retained by the Company, (vi) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the expenses of any annual audit or quarterly review or comfort letter, (viii) the expenses (including premiums) of any liability or other insurance and (ix) the expenses and fees for listing the securities to be registered on each securities exchange on which the same class of securities issued by the Company are then listed.

“Registration Statement” means any registration statement that is required to register the resale of Registrable Securities under this Agreement, including the related prospectus and any pre- and post-effective amendments and supplements to each such registration statement or prospectus.

“Requisite Investors” shall have the meaning set forth in Section 12.

“SEC” means the Securities and Exchange Commission.

“SEC Restrictions” shall have the meaning set forth in Section 2(e).

“Securities” means collectively, Registrable Securities.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the sale of Registrable Securities and all related fees and expenses of the Investors (other than such fees and expenses included in Registration Expenses).

“Subsidiary” shall mean any company, partnership, limited liability company, joint venture, joint stock company, trust, unincorporated organization or other entity at least 50% of the voting capital stock of which is owned, directly or indirectly, by the Company.

“Suspension Period” shall have the meaning set forth in Section 3(d).

“Warrant Shares” means the Common Shares issued or issuable upon exercise of the Warrants.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405 of the Securities Act.

Section 2.               Resale Registration Rights.

(a)            No later than sixty (60) calendar days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one registration statement on Form S-3 (the “Initial Registration Statement”) covering the resale of all of the Registrable Securities not currently registered and naming the Investors as selling stockholders therein. Such Registration Statement shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Common Shares resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. If the Company is a WKSI, the Initial Registration Statement shall be an automatically effective Registration Statement on Form S-3ASR or, if an existing registration statement on Form S-3ASR is effective, the Company may file a prospectus supplement to such existing registration statement registering the resale of the Registrable Securities. If Form S-3 is not then available for the registration of the resale of the Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form such as Form S-1 and (ii) undertake to register the Registrable Securities on Form S-3, as soon as such form is available, provided, that the Company shall maintain the effectiveness of the registration statement then in effect until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. Subject to any SEC comments, such Registration Statement shall include the plan of distribution substantially in the form attached hereto as Exhibit A.

(b)            The Company shall use reasonable best efforts to have the Initial Registration Statement declared effective by the SEC at the earliest possible date but no later than the earlier of (a) the 90th calendar day following the initial filing date of the Initial

Registration Statement, if the SEC notifies the Company that it will “review” the Initial Registration Statement, and (b) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Deadline”); provided, however, that if the Company has filed the Initial Registration Statement pursuant to a Registration Statement on Form S-3ASR, the Effectiveness Deadline shall be the initial filing date of the Initial Registration Statement. The Company shall notify the Investors via email within twenty-four (24) hours after any Registration Statement is declared effective and shall simultaneously provide the Investors with access to a copy of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use reasonable best efforts to keep the Initial Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (i) the date on which the Investors shall have resold all the Registrable Securities covered by the applicable Registration Statement or pursuant to Rule 144; and (ii) the date on which the Registrable Securities may be resold by the Investors without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 or any other rule of similar effect, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the transfer agent for the Common Shares and the affected Investor. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Initial Registration Statement or any related prospectus, as applicable, that, (a) may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the sale of all of the applicable Registrable Securities covered thereby, or (b) in the reasonable opinion of the Investors and the Company, may be necessary or advisable in connection with any acquisition or sale of applicable Registrable Securities by the Investors. The Initial Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall each not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(c)            If (i) the Initial Registration Statement has not been filed by the Filing Deadline, (ii) the Initial Registration Statement has not been declared effective by the Effectiveness Deadline, or (iii) after any Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update such Registration Statement), but excluding any Allowed Delay (as defined below) or, if the Registration Statement is on Form S-1, for a period of 20 days following the date on which the Company files a post-effective amendment to incorporate the Company's Annual Report on Form 10-K, then the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount paid pursuant to the Investment Agreement by such Investor for such Registrable Securities then held by such Investor on the date of the applicable failure and for each 30-day period or pro rata for any portion thereof during which the failure continues (the “Blackout Period”). Such payments shall constitute the Investors' exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid in cash no later than five Business Days after each such failure and each such 30-day period (pro-rated for periods totaling less than 30 days) following the commencement of the Blackout Period until the termination of the Blackout Period (the “Blackout Period Payment Date”). Interest shall accrue at the rate of 1.0% per month on any such liquidated damages payments that shall not be paid by the Blackout Period Payment Date until such amount is paid in full. Notwithstanding the above, in no event shall the aggregate amount of liquidated damages (or interest thereon) paid under this Agreement to any Investor exceed, in the aggregate, 5.0% of the aggregate purchase price of the Securities (as defined in the Investment Agreement) purchased by such Investor under the Investment Agreement.

(d)            Notwithstanding anything to the contrary contained herein, (i) the Company shall not be required to file a Registration Statement (or any amendment thereto) or, if a Registration Statement has been filed but not declared effective by the SEC, request effectiveness of such Registration Statement, for a period of up to forty-five (45) days, if (A) the Company determines in good faith that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (B) the Company determines such registration would render the Company unable to comply with applicable securities laws, (C) the Company determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (D) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared; and (ii) the Company may, upon written notice to any holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any prospectus that forms a part of a Registration Statement, if the Company (X) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (Y) the Company determines it must amend or supplement the Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading or (Z) the Company has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement on more than two occasions or for a period that exceeds 30 consecutive Business Days or 60 total Business Days in any 12-month period (any such suspension contemplated by this Section 2(d), an “Allowed Delay”). In no event shall the Company provide, without the prior written consent of an Investor, to such Investor any material, non-public information giving rise to an Allowed Delay. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to holders whose Registrable Securities are included in the Registration Statement and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby.

(e)            If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement are not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Investor to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” The Investors shall have the right to select one legal counsel, at such Investors’ expense, to review and oversee any registration or matters pursuant to this Section 2(e), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the Investors’ Counsel reasonably objects. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(e), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) as provided below and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor (provided that, in the event an Investor withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of such Investor in any Registration Statement covering the resale thereof until such time as the SEC no longer requires such Investor to be named as an “underwriter” in such Registration Statement or such Investor otherwise consents in writing to being so named). Unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows (unless the SEC Restrictions otherwise require or provide or the holders otherwise agree):

(i)            First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities;

(ii)            Second, in the case of the Initial Registration Statement, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Warrant Shares held by such Investors); and

(iii)            Third, the Company shall reduce Registrable Securities represented by Common Shares (applied, in the case that some Common Shares may be registered, to the Investors on a pro rata basis based on the total number of unregistered Common Shares held by such Investors).

From and after such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares and any registration statement so filed shall be deemed a “Registration Statement” under this Agreement.

Section 3.               Demand Registration.

(a)            Subject to the terms and conditions of this Agreement, including Section  2(d), if at any time following the Closing Date, the Company receives a written request from an Investor, or group of Investors, that the Company register under the Securities Act, Registrable Securities representing at least 20% of the Registrable Securities then held by all Investors, then the Company shall file, as promptly as reasonably practicable but no later than thirty (30) calendar days following the date of receipt of such request, a Registration Statement under the Securities Act covering all Registrable Securities that the Investors request to be registered. If the Company is a WKSI, the Initial Registration Statement shall be an automatically effective Registration Statement on Form S-3ASR or, if an existing registration statement on Form S-3ASR is effective, the Company may file a prospectus supplement to such existing registration statement registering the resale of the Registrable Securities. If Form S-3 is not then available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form such as Form S-1 and (ii) undertake to register the Registrable Securities on Form S-3, as soon as such form is available, provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 or covering the Registrable Securities has been declared effective by the SEC.

(b)            If the requesting Investors intend to distribute the Registrable Securities covered by their request by means of an underwriting, (i) such Investors shall so advise the Company as a part of its request made pursuant to Section 3(a) and (ii) such Investors shall have the right to appoint the book-running, managing and other underwriter(s) after consultation with the Company.

(c)            The Company shall not be required to effect a registration pursuant to this Section 3: (i) after the Company has effected three registrations pursuant to this Section 3, and each of such registrations has been declared or ordered effective and kept effective by the Company as required by Section 7(a); or (ii) more than twice during any single calendar year; provided, however, that a request for registration will not count for the purposes of this limitation if (x) the applicable Investors determine in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration, or (y) the Registration Statement relating to such request is not declared effective within the Effectiveness Deadline.

(d)            Notwithstanding anything to the contrary in this Agreement, (1) upon notice to the applicable Investors, the Company may delay the filing and/or the Effectiveness Deadline with respect to, or suspend the effectiveness or availability of, any Registration Statement filed pursuant to this Section 3 for up to ninety (90) days in the aggregate in any twelve-month period (a “Suspension Period”) if the Company would have to make an Adverse Disclosure in connection with the Registration Statement; provided that any suspension of a Registration Statement pursuant to Section 8(a) or Section 7(j) shall be treated as a Suspension Period for purposes of calculating the maximum number of days of any Suspension Period under this Section 3(d); and (2) upon notice to the applicable Investors, the Company may delay the filing and/or the Effectiveness Deadline with respect to any Registration Statement for a period not to exceed thirty (30) days prior to the Company’s good faith estimate of the launch date of, and ninety (90) days after the closing date of, a Company initiated registered offering of equity securities (including equity securities convertible into or exchangeable for Common Shares); provided that (i) the Company is actively employing in good faith all commercially reasonable efforts to launch such registered offering throughout such period, (ii) the Investors are afforded the opportunity to include Registrable Securities in such registered offering in accordance with Section 4 and (iii) the right to delay or suspend the effectiveness or availability of such Registration Statement pursuant to this clause (2) shall not be exercised by the Company more than two (2) times in any twelve-month period and not more than ninety (90) days in the aggregate in any twelve-month period. If the Company shall delay any filing pursuant to this Section 3(d) for more than ten (10) Business Days, the applicable Investors may withdraw the demand therefor at any time after such ten (10) Business Days so long as such delay is then continuing by providing written notice to the Company to such effect, and any demand so withdrawn shall not count as a demand for registration for any purpose under this Section 3, including Section 3(c).

(e)            The Company shall use reasonable best efforts to have each Registration Statement filed pursuant to this Section 3 declared effective by the SEC at the earliest possible date but no later than the earlier of (a) the 90th calendar day following the initial filing date of such Registration Statement, if the SEC notifies the Company that it will “review” the Registration Statement and (b) the fifth Business Day after the applicable Effectiveness Deadline, and in any event, will notify the applicable Investors via email within twenty-four (24) hours after any Registration Statement is declared effective and shall simultaneously provide the Investors with access to a copy of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use reasonable best efforts to keep the Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (i) the date on which the Investors shall have resold all the Registrable Securities covered thereby by the applicable Registration Statement; and (ii) the date on which the Registrable Securities may be resold by the Investors without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 or any other rule of similar effect, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the transfer agent for the Common Shares and the affected Investor. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Registration Statement or any related prospectus, as applicable, that, (a) may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the sale of all of the Registrable Securities covered thereby, or (b) in the reasonable opinion of the Investors and the Company, may be necessary or advisable in connection with any acquisition or sale of Registrable Securities by the Investors. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall each not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(f)            Notwithstanding the foregoing, if the managing underwriter(s) of an underwritten offering in connection with any registration pursuant to this Section 3 advises the Company and the Investors in writing that, in its good faith judgment, the number of Registrable Securities requested to be included in such offering exceeds the number of Registrable Securities which can be sold in such offering at a price acceptable to the Investors, then the number of Registrable Securities so requested to be included in such offering shall be reduced to that number of shares which, in the good faith judgment of the managing underwriter, can be sold in such offering at such price.

Section 4.               Piggyback Registration.

(a)            Subject to the terms and conditions of this Agreement, if at any time the Company files a registration statement under the Securities Act with respect to an offering of Common Shares or other equity securities of the Company (such Common Shares and other equity securities collectively, “Other Securities”), whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms, (ii) filed solely in connection with any employee benefit or dividend reinvestment plan, (iii) for a rights offering or an exchange offer or offering of securities solely to the Company’s existing shareholders, (iv) for an offering of debt, preferred equity or other securities convertible, exchangeable or exercisable into equity securities of the Company or (v) pursuant to and in accordance with Section 2 or Section 3) and, at such time (with respect to the proposition to file a registration statement), there is not an already existing Registration Statement covering the Registrable Securities, then the Company shall use commercially reasonable efforts to give written notice of such filing to the Investors at least ten (10) Business Days before the anticipated filing date (the “Piggyback Notice”). In no event shall the Company provide, without the prior written consent of an Investor, to such Investor any material, non-public information in the Piggyback Notice. The Piggyback Notice shall offer each Investor the opportunity to include in such registration statement, subject to the terms and conditions of this Agreement, the number of Registrable Securities as such Investor may reasonably request (a “Piggyback Registration”). Subject to the terms and conditions of this Agreement, the Company shall use its commercially reasonable efforts to include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received from the Investors written requests for inclusion therein within ten (10) Business Days following receipt of any Piggyback Notice by the Investors, which request shall specify the maximum number of Registrable Securities intended to be disposed of by the Investors and the intended method of distribution. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Company may not commence or permit the commencement of any sale of Other Securities in a public offering to which this Section 4 applies unless the Investors shall have received the Piggyback Notice in respect to such public offering not less than ten (10) Business Days prior to the commencement of such sale of Other Securities. Each Investor shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two (2) Business Days prior to the effective date of the registration statement relating to such Piggyback Registration. No Piggyback Registration shall count towards the number of demand registrations that the Investors are entitled to make in any period or in total pursuant to Section 3. The Company shall 11 not be required to maintain the effectiveness of a Piggyback Registration beyond the earlier of (x) 180 days after the effective date thereof and (y) consummation of the distribution by the Investors of the Registrable Securities, if any, included in such registration statement.

(b)            If any Other Securities are to be sold in an underwritten offering, (1) the Company or other Persons designated by the Company shall have the right to appoint the book-running, managing and other underwriter(s) for such offering in their discretion and (2) the Investors shall be permitted to include all Registrable Securities requested by the Investors to be included in such registration in such underwritten offering on the same terms and conditions as such Other Securities proposed by the Company or any third party to be included in such offering; provided, however, that if such offering involves an underwritten offering and the managing underwriter(s) of such underwritten offering advise the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the good faith opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (x) to the extent such public offering is the result of a registration initiated by the Company, (i) first, all Other Securities being sold by the Company; (ii) second, all Registrable Securities requested to be included in such registration by the Investors and (iii) third all Other Securities of any holders thereof (other than the Company and the Investors) requesting inclusion in such registration, or (y) to the extent such public offering is the result of a registration initiated by any Persons (other than the Company or the Investors) exercising a contractual right to demand registration, (i) first, pro rata among all Other Securities owned by such Persons exercising the contractual right and all Registrable Securities requested by the Investors to be included in such registration, (ii) second, all Other Securities of any holders thereof (other than the Investors, the Company and the Persons exercising the contractual right) requesting inclusion in such registration, pro rata, based on the aggregate number of Other Securities beneficially owned by each such holder; and (iii) third, all Other Securities being sold by the Company.

Section 5.        Block Trades. Notwithstanding any other provision of this Agreement, if an Investor desires to effect a Block Trade, then such Investor shall provide written notice to the Company at least five (5) Business Days prior to the date such Block Trade will commence. The Company shall use its commercially reasonable efforts to facilitate such Block Trade, provided that such Investor engaging in such Block Trade use their reasonable best efforts to work with the Company (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade) in order to facilitate preparation of the Registration Statement, prospectus and other offering documentation related to the Block Trade and any related due diligence and comfort procedures. In the event of a Block Trade, and after consultation with the Company, the Investor shall determine the maximum number of Registrable Securities, the underwriter or underwriters (which shall consist of one or more reputable nationally recognized investment banks) and share price of such offering, provided, that any such Investors may not, without the Company’s prior written consent, request a Block Trade the reasonably anticipated gross proceeds of which shall be less than $5,000,000 (unless the participating Investors are proposing to sell all of their remaining Registrable Securities).

Section 6.               Expenses of Registration.

(a)            Except as specifically provided for in this Agreement, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registration hereunder, shall be borne by the Investors in proportion to the number of Registrable Securities for which registration was requested. The Company shall not, however, be required to reimburse the Investors, as applicable, for any Registration Expenses incurred by them for any registration proceeding begun pursuant to Section 3, the request of which has been subsequently withdrawn by the Investors unless (a) the withdrawal is based upon materially adverse circumstances or conditions or material adverse information concerning the Company or its Subsidiaries that the Company had not publicly disclosed in a report filed with or furnished to the SEC under the Exchange Act at least three (3) Business Days prior to the request, (b) the withdrawal is made in accordance with the last sentence of Section 3(d), or (c) the Investors agree to forfeit their right to one requested registration pursuant to Section 3.

(b)            In connection with each registration pursuant to Sections 2 and 3, in addition to the Registration Expenses payable pursuant to Section 6(a), the Company shall pay, or cause to be paid, the reasonable fees and expenses incurred by Investor for no more than one United States counsel, which shall initially be McDermott Will & Schulte LLP (“Investors’ Counsel”).

(c)            The Company’s payment of fees and expenses of the Investors pursuant to clauses (a) and (b) above shall not exceed $100,000.

Section 7.               Obligations of the Company. Whenever required to effect the registration of any Registrable Securities pursuant to Section 2, Section 3 or Section 4 of this Agreement, the Company shall, as promptly as reasonably practicable:

(a)            With respect to a registration pursuant to Section 2 or Section 3 of this Agreement, prepare and as soon as practicable file with the SEC a Registration Statement (including all required exhibits to such Registration Statement ) with respect to such Registrable Securities and use reasonable best efforts to cause such Registration Statement to become effective, or prepare and file with the SEC a prospectus supplement with respect to such Registrable Securities pursuant to an effective Registration Statement and keep such Registration Statement effective or such prospectus supplement current, in the case of a registration pursuant to Section 2, Section 3, or Section 4, in accordance with Section 2, Section 3, or Section 4, as applicable. The Company shall file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act by 9:30 a.m. New York time on the Business Day following the date the applicable Registration Statement is declared effective.

(b)            Prepare and file with the SEC such amendments and supplements to the applicable Registration Statement and the prospectus or prospectus supplement used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement for the period required by Section 2, Section 3 or Section 4 of this Agreement (including any extension provided for therein).

(c)            Not less than five (5) Business Days prior to the filing of a Registration Statement or any related prospectus or any amendment or supplement thereto, the Company shall furnish to the Investors and Investors’ Counsel copies of all such documents proposed to be filed and give reasonable consideration to the inclusion in such documents of any comments reasonably and timely made by the Investors and Investors’ Counsel; provided that the Company shall include in such documents any such comments that are necessary to correct any material misstatement or omission regarding the Investor.

(d)            Furnish to the Investors and Investors’ Counsel such number of copies of the applicable Registration Statement and each such amendment and supplement thereto (including upon request in each case all exhibits but not documents incorporated by reference) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investors may reasonably request in order to facilitate the disposition of Registrable Securities by the Investors. The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by the Investors in accordance with applicable Law in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.

(e)            Prior to any offering of Common Shares pursuant to the Registration Statement, the Company shall use commercially reasonable efforts to (i) arrange for the qualification of the Common Shares for offer and sale under the securities or “blue sky” laws of such states of the United States as the Investors shall reasonably request and shall maintain such qualification in effect so long as required to enable the Investors to consummate the disposition in such jurisdictions of the Common Shares, and (ii) reasonably cooperate with the Investors in connection with any filings required to be made with FINRA; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits, other than those arising out of any offering pursuant to the Registration Statement, in any jurisdiction where it is not then so subject.

(f)            Enter customary agreements and take such other actions as are reasonably required in order to facilitate the disposition of such Registrable Securities, including, if the method of distribution of Registrable Securities is by means of an underwritten offering, using commercially reasonable efforts to, (i) participate in and make documents available for the reasonable and customary due diligence review of underwriters during normal business hours, on reasonable advance notice and without undue burden or hardship on the Company; provided that (A) any party receiving confidential materials shall execute a confidentiality agreement on customary terms if reasonably requested by the Company and (B) the Company may in its reasonable discretion restrict access to competitively sensitive or legally privileged documents or information, (ii) cause the chief executive officer and chief financial officer to be available at reasonable dates and times to participate in “road show” presentations and/or investor conference calls to market the Registrable Securities during normal business hours, on reasonable advance notice and without undue burden or hardship on the Company or the conduct of the Business of the Company; provided that the aggregate number of days of “road show” presentations in connection with an underwritten offering of Registrable Securities for each registration pursuant to a demand made under Section 3 shall not exceed five (5) Business Days and (iii) negotiate and execute an underwriting agreement in customary form with the managing underwriter(s) of such offering and such other documents reasonably required under the terms of such underwriting arrangements, including using commercially reasonable efforts to procure a customary legal opinion and auditor “comfort” letters; provided, that the Company’s obligations under this section 7(f) is limited to an underwritten offering of Registrable Securities the reasonably anticipated gross proceeds of which shall be no less than $10,000,000 (unless the participating Investors are proposing to sell all of their remaining Registrable Securities). The Investors shall also enter into and perform their obligations under any such underwriting agreement.

(g)            Give notice to the Investors as promptly as reasonably practicable:

(i)            when any Registration Statement filed pursuant to Section 3 or in which Registrable Securities are included pursuant to Section 4 or any amendment to such Registration Statement has been filed with the SEC and when such Registration Statement or any post-effective amendment to such Registration Statement has become effective;

(ii)            of any request by the SEC for amendments or supplements to any Registration Statement (or any information incorporated by reference in, or exhibits to, such Registration Statement ) filed pursuant to Section 3 or in which Registrable Securities are included pursuant to Section 4 or the prospectus (including information incorporated by reference in such prospectus) included in such Registration Statement or for additional information;

(iii)            of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement filed pursuant to Section 3 or in which Registrable Securities are included pursuant to Section 4 or the initiation of any proceedings for that purpose;

(iv)            of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)            of the occurrence of any event that requires the Company to make changes to any effective Registration Statement or the prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.

(h)            Use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any Registration Statement referred to in Section 7(g)(iii) at the earliest practicable time.

(i)            Upon request, furnish to the Investors, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, and, if the Investors so request in writing, all exhibits thereto.

(j)            Upon the occurrence of any event contemplated by subsections (g)(iii)  through (v) above, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or an amendment or supplement to the related prospectus or file any other required document to remedy the basis for any suspension of the Registration Statement and so that, as thereafter delivered to any sales or placement agents or underwriters acting on the Investors’ behalf, the prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Investors in accordance with subsections (g)(iii) through (v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Investors shall suspend the use of such prospectus and use its commercially reasonable efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in the Investors’ or its representatives’ possession; provided that such suspension shall be treated as a Suspension Period for purposes of calculating the maximum number of days of any Suspension Period under Section 3(d).

(k)            Use all commercially reasonable efforts to furnish or make available (and cause the Company’s officers, directors, employees and independent public accountants to furnish or make available) upon reasonable notice and during normal business hours, for inspection by the Investors, Investors’ Counsel, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively the “Inspectors”), all pertinent financial and other records, pertinent documents and properties of the Company and its Subsidiaries, as shall be reasonably necessary to enable them to exercise their due diligence responsibility pursuant to the Securities Act, the Exchange Act and the rules and regulations thereunder, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (A) the disclosure of such Records is necessary, in the Inspector’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after compliance with the last sentence of this clause (k) or (C) the information in such records was known to the Inspectors on a nonconfidential basis prior to its disclosure by the Company or has been made generally available to the public. The Company understands that Initial Investor is subject to the U.S. Freedom of Information Act (“FOIA”), 5 U.S.C. § 551 et seq., and is required to disclose records requested by the public unless the records are exempt from disclosure under FOIA. If Initial Investor or any successor Investor receives requests from the public for disclosure of Parent’s confidential information, it will, consistent with the regulations at 32 C.F.R. § 286.10, notify the Company and will reasonably consider any request from the Company to withhold the confidential information from disclosure under any applicable exemptions in the FOIA, in accordance with relevant agency procedures. If the Investor determines that an exemption applies, it will withhold the confidential information from disclosure unless ordered by a federal court to disclose the confidential information. If the Investor determines that no exemption applies, Investor shall (i) use commercially reasonable efforts to provide Parent with prior written notice of any information that it intends to disclose, to the extent permitted by applicable Law, and (ii) limit its disclosure to the maximum extent permitted by applicable Law. The Investors agree that they shall, upon learning that disclosure of such records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the records deemed confidential.

(l)             Keep Investors and Investors’ Counsel advised in writing as to the initiation and, as appropriate, of the progress of any registration under Section 3 or Section 4 and provide Investors’ Counsel with all correspondence with the SEC in connection with any such Registration Statement.

(m)            No later than the later of (i) the date which is four months and one day after the Closing Date, and (ii) the effective date of any Registration Statement, use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent for settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Investors or the managing underwriter(s). In connection therewith, if reasonably required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement following the date that is four months and one day after the Closing Date.

(n)            Use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable in the opinion of the Investors to effect the registration of the Registrable Securities contemplated hereby and to cause all Registrable Securities covered by a Registration Statement to be listed on the Principal Trading Market.

Section 8.               Suspension of Sales.

(a)            Upon receipt of written notice from the Company pursuant to Section  7(g)(v) of an Allowed Delay, the Investors shall promptly discontinue disposition of Registrable Securities until the Investors (i) have received copies of a supplemented or amended prospectus or prospectus supplement pursuant to Section 7(j) or (ii) is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investors shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Investors’ possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended securities to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale, prior to such Investor’s receipt of the notice and for which such Investor has not yet settled.

Section 9.               Indemnification.

(a)            Notwithstanding any termination of this Agreement, the Company shall indemnify and hold harmless the Investors, including for the avoidance of doubt, any Permitted Holder, and their respective officers, directors, employees, agents, partners, members, stockholders, representatives and affiliates, and each person or entity, if any, that controls the Investors and any participating Permitted Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, employees, agents and employees of each such controlling Person (each, an “Investor Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act) prepared by the Company or authorized by it in writing for use by the Investors or any amendment or supplement thereto; or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable to such Investor Indemnitee to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor Indemnitee claiming indemnification specifically for inclusion therein, (ii) offers or sales effected by or on behalf such Investor Indemnitee “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) that was not authorized in writing by the Company, or (iii) the failure to deliver or make available to a purchaser of Registrable Securities a copy of any preliminary prospectus, pricing information or final prospectus contained in the applicable registration statement or any amendments or supplements thereto (to the extent the same is required by applicable Law to be delivered or made available to such purchaser at the time of sale of contract); provided that the Company shall have delivered to the Investors such preliminary prospectus or final prospectus contained in the applicable registration statement and any amendments or supplements thereto pursuant to Section 7(d) no later than the time of contract of sale in accordance with Rule 159 under the Securities Act.

Section 10.             Agreement to Furnish Information. If reasonably requested by the Company or the book-running managing underwriters of Common Shares (or other securities of the Company convertible into Common Shares), the Investors shall provide such information regarding the Investors, and their respective Registrable Securities, as may be reasonably required by the Company or such representative of the book-running managing underwriters in connection with the filing of a Registration Statement and the completion of any public offering of the Registrable Securities pursuant to this Agreement. In so far as this Section 10 applies to 18 Initial Investor or any successor Investor that is an agency or instrumentality of the Federal Government, the Company shall not request, and neither Initial Investor nor any successor Investor shall provide, any information that would not otherwise be subject to disclosure under the Freedom of Information Act, 5 U.S.C. § 552 (FOIA).

Section 11.             Rule 144 Reporting. With a view to making available to the Investors the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities that are Common Shares to the public without registration, the Company agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement; (ii) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and (iii) so long as the Investors and any Permitted Holder owns any Registrable Securities, furnish to the Investors forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investors may reasonably request in availing themselves of any rule or regulation of the SEC allowing it to sell any such Common Shares without registration.

Section 12.             Termination. Other than as expressly set forth in this Agreement, this Agreement shall terminate (a) upon the mutual written agreement of the Company, and the Investors holding a majority of the Registrable Securities then outstanding (determined as if all of the Warrants then outstanding have been exercised without regard to any limitations on the exercise of such Warrants), which shall include the Initial Investor if the Initial Investor then holds Registrable Securities (the “Requisite Investors”), or (b) the date on which all Investors or their Permitted Holders no longer hold any Registrable Securities; provided, however, that the provisions of Section 9 shall survive the expiration or earlier termination of this Agreement for any reason whatsoever.

Section 13.             Canadian Securities Matters. Notwithstanding anything to the contrary in this Agreement, if the Registrable Securities are issued within four months and a day from the date on which the Warrants are issued, such Registrable Securities will bear the following legend: “UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JANUARY 12, 2027”.

Section 15.             Miscellaneous.

(a)            No Inconsistent Agreements; Additional Rights. The Company represents and warrants that it has not entered into, and agrees that it will not enter into, any agreement with respect to its securities that violates or subordinates or is otherwise inconsistent with the rights granted to the Investors under this Agreement. If the Company enters into any agreement after the date hereof granting any Person registration rights with respect to any security of the Company which agreement contains any material provisions more favorable to such Person than those set forth in this Agreement, the Company will notify the Investors and will agree to such amendments to this Agreement as may be necessary to provide these rights to the Investors, at Investors’ election.

(b)            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Investment Agreement and Section 1.4 thereof is hereby incorporated herein mutatis mutandis.

(c)            Successors and Assigns. None of the parties may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of (x) the Company, in the case of an Investor, and (y) the Requisite Investors, in the case of the Company; provided, however, that such prior written consent shall not be required in the event of a transfer or assignment to a Permitted Holder. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of this Agreement by executing a writing agreeing to be bound by and subject to the provisions of this Agreement and shall deliver an executed counterpart signature page to this Agreement and, notwithstanding such assumption or agreement to be bound hereby by an assignee, no such assignment shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement.

(d)            No Third-Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer, and this Agreement shall not confer, on any Person other than the parties to this Agreement thereof any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no other Persons shall have any standing with respect to this Agreement or the transactions contemplated by this Agreement.

(e)            Entire Agreement. This Agreement, the Investment Agreement, and the other documents delivered pursuant to the Investment Agreement constitute the full and entire understanding and agreement among the parties hereto with regard to the subjects of this Agreement and such other agreements and documents.

(f)             Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications required or permitted under this Agreement shall be in writing and shall be mailed by reliable overnight delivery service or delivered by hand, facsimile or messenger, and email, as follows:

If to the Company:

Trilogy Metals Inc.

510 Burrard Street, Suite 901

Vancouver, British Columbia V6C 3A8

Attention: Elaine Sanders

Email: [redacted]

With a copy (which will not constitute notice) to:

Dorsey &Whitney LLP

701 Fifth Avenue. Suite 6100

Seattle, WA 98104

Attention: Kimberley Anderson

E-mail: [redacted]

If to the Investors:

to the address set forth on the signature pages hereto with a copy (which will not constitute notice) to:

McDermott Will & Schulte LLP
2049 Century Park East, Suite 3200
Los Angeles, CA 90067-3206
Attention: Edward Zaelke

Email: [redacted]

or in any such case to such other address, facsimile number or telephone as any party hereto may, from time to time, designate in a written notice given in a like manner. Notices shall be deemed given when actually delivered by overnight delivery service, hand or messenger, or when received by facsimile if promptly confirmed, or, in the case of email to the email addresses given above, on the date that the recipient acknowledges having received the email.

(g)            Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party to this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of or acquiescence in any breach or default, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default. All remedies, either under this Agreement or by law or otherwise afforded to the Investors, shall be cumulative and not alternative.

(h)            Expenses. The Company and the Investors shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby, except as otherwise provided in Section 6.

(i)            Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Requisite Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities at the time outstanding (including securities convertible into Registrable Securities), each future holder of all such Registrable Securities, and the Company; provided, that any amendment, modification, supplement or waiver that disproportionately and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor.

(j)            Non-Recourse. All claims or causes of action (whether in contract or in tort, in law or in equity) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), may be made only against the entities that are expressly identified as parties hereto and only with respect to the specific obligations undertaken by such parties as set forth herein with respect to such parties and no other Person shall have any liability for any obligations or liabilities based upon, arising out of, or related to this Agreement or the Transactions and no Person who is not a named party to this Agreement, including without limitation any present or past director, officer, employee, incorporator, member, partner, direct or indirect equityholder (including any members, partners or stockholders), manager, employee, incorporator, controlling person, management company, general partner, affiliate, trustees, agent, attorney, advisor, permitted assign and predecessor of any named party to this Agreement (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose damages of an entity party against its owners or affiliates) for any damages arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, non-performance, interpretation, termination, enforcement, construction or execution or any of the transactions contemplated hereby and each party hereto other than Initial Investor and any other or successor Investor that is an agency or instrumentality of the Federal Government hereby waives and releases all such damages, claims and obligations against any such Non-Party Affiliates.

(k)            Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or in electronic format, each of which may be executed by less than all the parties, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

(l)            Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

(m)            Titles and Subtitles; Interpretation. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section or Schedule of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute, rule or regulation defined or referred to in this Agreement means such agreement, instrument or statute, rule or regulation as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. Any reference to any section under the Securities Act or Exchange Act, or any rule promulgated thereunder, shall include any publicly available interpretive releases, policy statements, staff accounting bulletins, staff accounting manuals, staff legal bulletins, staff “no-action”, interpretive and exemptive letters, and staff compliance and disclosure interpretations (including “telephone interpretations”) of such section or rule by the SEC. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by each of the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TRILOGY METALS INC.

By:	/s/ Tony Giardini
Name: Tony Giardini
Title: President and Chief Executive Officer

UNITED STATES DEPARTMENT OF DEFENSE

By:	/s/ Michael P. Duffey
Name: Hon. Michael P. Duffey
Title: Under Secretary of War for Acquisition and Sustainment

Address:
The Office of Industrial Base Policy Assistant Secretary of Defense Pentagon, Washington D.C. 20301 Attention: Deputy Chief of Staff to the Deputy Secretary of Defense Email: [redacted]

[Signature Page to Registration Rights Agreement]

Exhibit A

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest, including the Federal Government, selling common shares or interests in common shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their common shares or interests in common shares on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	distributions to members, partners, stockholders or other equityholders of the selling stockholders;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales and settlement of short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the common shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the common shares, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the common shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling stockholders for purposes of this prospectus.

In addition, a selling stockholder that is an entity may elect to make an in-kind distribution of securities to its members, partners or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus with a plan of distribution. Such members, partners or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may file a prospectus supplement in order to permit the distributees to use the prospectus to resell the securities acquired in the distribution.

In connection with the sale of our common shares or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common shares in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common shares short and deliver these securities to close out their short positions, or loan or pledge the common shares to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common shares offered by them will be the purchase price of the common shares less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common shares to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the common warrants by payment of cash, however, we will receive the exercise price of the common warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule, or another available exemption from the registration requirements under the Securities Act.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common shares or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act (it being understood that the selling stockholders shall not be deemed to be underwriters solely as a result of their participation in this offering). Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

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To the extent required, the shares of our common shares to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common shares may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common shares may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part to become effective and to remain continuously effective until the earlier of: (i) the date on which the selling stockholders shall have resold or otherwise disposed of all the shares covered by this prospectus pursuant to Rule 144 or pursuant to this prospectus and (ii) the date on which the shares covered by this prospectus may be resold by the selling stockholders without registration and without regard to any volume or manner-of-sale limitations and without current public information pursuant to Rule 144 under the Securities Act or any other rule of similar effect.

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